Exhibit 4.1

REAL ESTATE REFERRAL CENTER INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED SHARES $0.00001 PAR VALUE
NUMBER	SHARES CUSIP See Reverse For Certain Definitions

THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.00001 PAR VALUE COMMON STOCK OF

REAL ESTATE REFERRAL CENTER INC.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

_______________________		_________________________
Secretary	SEAL	President

REAL ESTATE REFERRAL CENTER INC.

TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian ___________ (Minor) under Uniform Gifts to Minors Act ____________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign and transfer unto _______________ (Please insert Social Security or other identifying number of Assignee).
_________________________________________________________________
(Please print or typewrite name and address, including zip code of Assignee)

_________________________________________________________________
_________________________________________________________________
__________________________________________________________ Shares of the Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________ attorney-in-fact to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated: _________________

_____________________________________________
Notice: The signatures to this Assignment must correspond with the name(s)
as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

___________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.